UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
FORM 8-K
__________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2020
Cerner Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-15386	43-1196944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Rockcreek Parkway		64117
North Kansas City,	Missouri
(Address of Principal Executive Offices)		(Zip Code)
(816) 221-1024
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CERN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 20, 2020, Cerner Corporation's (the "Company") Board of Directors adopted amendments to the Company's Amended and Restated Bylaws (the "Bylaws") to expressly permit the Company to hold meetings of shareholders solely by means of remote communication. Specifically, the Bylaws were amended as follows:

•	Section 4 was amended to provide that the place of shareholder meetings may be in any physical location or by means of any remote communication as shall be designated from time to time by the Board.

•
Section 8 was amended to allow the chairman of a meeting (in addition to stockholders holding a majority of stock present in person or by proxy at the meeting) to adjourn the meeting in the event a quorum is not present to a specified time and place, which may include the means of remote communication, if any.

•
Section 10 was amended to provide that the Company's list of stockholders entitled to vote at a meeting may be made available on a reasonably accessible electronic network within the time frames required by the Bylaws and the Delaware General Corporation Law and, if a meeting is held solely by means of remote communication, such list shall be made available for inspection during the whole time of such meeting.

•	Section 11 was amended to provide that if the meeting is held by means of remote communication, then the notice of the meeting will include the means of remote communication for such meeting.

The foregoing amendments were approved in the form of an amendment and restatement of the Bylaws (the "Amended and Restated Bylaws"). The foregoing summary of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, an unmarked copy of which is filed as Exhibit 3.1 hereto, and a marked copy of which is filed as Exhibit 3.2 hereto (marked against the Company's prior Bylaws), which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
d) Exhibits

Exhibit Number	Description

3.1	Amended & Restated Bylaws effective as of March 20, 2020

3.2	Amended & Restated Bylaws, effective as of March 20, 2020, marked to show changes resulting from the amendment and restatement reported in this Current Report on Form 8-K

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERNER CORPORATION

Date: March 23, 2020	By:	/s/ Marc G. Naughton
Marc G. Naughton, Executive Vice President
and Chief Financial Officer